U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT JANUARY 28, 2004
                         -------------------------------
                        (Date of earliest event reported)


                          CNB FLORIDA BANCSHARES, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)

     0-25988                                                 59-2958616
---------------------------                             ------------------------
(Commission File Number)                                   (IRS Employer
                                                          Identification No.)

9715 Gate Parkway North
Jacksonville, Florida                                           32246
---------------------------                             ------------------------
(Address of principal                                         (Zip Code)
 executive offices)


       Registrant's telephone number, including area code: (904) 997-8484

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              Exhibit No.           Description
              -----------           -----------
              99                    Press Release dated January 28, 2004 for CNB
                                    Florida Bancshares, Inc. 2003 Fourth Quarter and Full Year Results

Item 12. Results of Operations and Financial Condition.

     On January 28, 2004 CNB Florida Bancshares, Inc. (the "Company") announced 2003 fourth quarter and full year financial results. A copy of the press release announcing the financial results is attached hereto as Exhibit 99.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CNB FLORIDA BANCSHARES, INC.

                                                 (Registrant)

Date: January 28, 2004                           By: /s/ G. Thomas Frankland
                                                 ---------------------------
                                                 (Signature)

                                                 G. Thomas Frankland
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)